===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                September 10, 2003


                                 LANTRONIX, INC.
                                 ______________
             (Exact name of registrant as specified in its charter)



   Delaware                         1-16027               33-0362767
   -----------------------       --------------        -----------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

                             15353 Barranca Parkway
                                   Irvine, CA
                                      92618
                    (Address of Principal Executive Offices)
                                   (Zip Code)
       Registrant's telephone number, including area code: (949) 453-3990


          (Former name or former address, if changed since last report)

===============================================================================

Item 5. Other Events and Regulation FD Disclosure. Lantronix, Inc. announced in a press release on December 19, 2003 its response to a Connecticut court ruling that rejected protection of Lantronix trade secrets. A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.


Item  7.     Financial  Statements  and  Exhibits

     (c)     Exhibits

          99.1 Press Release dated December 19, 2003 announcing Lantronix' response to a Connecticut court ruling rejecting protection of its trade secrets.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   LANTRONIX,  INC.


Date:  December  19,  2003                   By:   /S/ MICHAEL S. OSWALD
                                                   ---------------------------
                                                   Michael S. Oswald
                                                   Vice  President,
                                                   General  Counsel  and
                                                   Secretary

                                  EXHIBIT INDEX
                                  -------------

     99.1 Press Release dated December 19, 2003 announcing Lantronix' response to a Connecticut court ruling that rejected protection of Lantronix trade secrets.